DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2016	2015
Total debt, net of deferred finance charges	1,374,710	1,331,112
Less: Current portion of long-term debt due to third parties, net of deferred finance charges	(78,101)	(118,693)
Long-term debt, net of deferred finance charges	1,296,609	1,212,419

Our outstanding debt as of December 31, 2016 is repayable as follows:

Year Ending December 31, (in thousands of $)
2017 (1)	233,419
2018	72,317
2019	135,183
2020	202,000
2021	516,000
2022 and thereafter	232,931
Total debt	1,391,850
Less: deferred finance charges	(17,140)
Total debt, net of deferred finance charges	1,374,710

(1) Although $150.5 million of the High-Yield Bonds is due to mature in October 2017, we have classified the High-Yield Bonds as long-term debt on the face of the consolidated balance sheet as a result of the February15, 2017 refinancing transaction discussed under "High-Yield Bonds" below.

As of December 31, 2016 and 2015, the maturity dates for our debt were as follows:

(in thousands of $)	2016	2015	Maturity date
$800 million credit facility	740,667	—	2021
High-Yield Bonds	150,452	147,007	2017***
2015 Norwegian Bonds	150,000	150,000	2020
NR Satu Facility	117,800	112,100	2019
Eskimo SPV Debt	232,931	254,070	2025**
Maria and Freeze Facility	—	174,000	2018*
Golar LNG Partners Credit Facility	—	181,500	2018*
Golar Partners Operating Credit Facility	—	185,000	2018*
Golar Igloo Debt	—	141,111	2019/2026*
Total debt	1,391,850	1,344,788
Deferred finance charges	(17,140)	(13,676)
Total debt, net of deferred finance charges	1,374,710	1,331,112
__________________________________________

*Please see "$800 million credit facility" below.
**The maturity date of the Eskimo SPV debt is based on management’s best estimate and subject to change pending the receipt of the audited financial statements of the VIE. In absence of the audited financial statements of the VIE at year end, we confirmed the maturity date directly with the SPV.
*** Please see "High-Yield Bonds" below.

$800 million credit facility

In April 2016, we entered into a $800.0 million senior secured credit facility (the “$800 million credit facility”) which refinanced the Maria and Freeze Facility, the Golar LNG Partners Credit Facility, the Golar Partners Operating Credit Facility and the Golar Igloo Debt. As a result of the refinancing, these facilities were repaid.

The $800 million credit facility has a five year term and consists of a $650.0 million term loan facility and a $150.0 million revolving credit facility. The revolving credit facility will be reduced by $25.0 million by September 30, 2017 and $50.0 million by September 30, 2018. The term loan facility is repayable in quarterly installments with a total final balloon payment of $378.0 million together with any amounts outstanding under the revolving facility, the maximum amount of which in 2021 would be $75.0 million. The $800 million credit facility bears interest at a rate of LIBOR plus a margin of 2.5%. As of December 31, 2016, the balance outstanding under the $800 million credit facility amount is $740.7 million which includes a drawdown of $125.0 million of the $150.0 million revolving credit facility.

High-Yield Bonds

In October 2012, we completed the issuance of NOK 1,300 million senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds at the time of issuance is equivalent to approximately $227 million. The bonds bear interest at three months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. The bonds were listed on the Oslo Bors ASA in December 2012. As of December 31, 2016, the U.S. dollar equivalent of the principal amount is $150.5 million. In connection with the issuance of the High-Yield Bonds, in order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK denominated obligation and the related quarterly interest payments. We designated the swap as a cash flow hedge (see note 24).

On February 15, 2017, we issued senior unsecured bonds in the aggregate amount of $250 million in the Nordic bond market which mature in May 2021 (see note 30). The net proceeds from the new bond issue will be used to repay our High-Yield Bonds. As a result of the refinancing, the balance outstanding as High-Yield Bonds have been classified within “Long-term debt” in our consolidated balance sheets.

2015 Norwegian Bonds

In May, 2015, we completed the issuance and sale of $150 million aggregate principal amount of five years non-amortizing bonds in Norway (the “2015 Norwegian Bonds”). The 2015 Norwegian Bonds mature on May 22, 2020 and bear interest at a rate of LIBOR plus 4.4%. In connection with the issuance of the 2015 Norwegian Bonds, we entered into an economic hedge interest rate swap arrangement to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2015 Norwegian Bonds to an all-in fixed rate of 6.275%.

NR Satu Facility

In December 2012, PTGI, the company that owns and operates the NR Satu, entered into a seven year $175.0 million secured loan facility (or the NR Satu Facility). The NR Satu Facility is split into two tranches, a $155.0 million term loan facility and a $20.0 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5%. We drew down $155 million on the term loan facility in December 2012. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable in November 2019. In 2016, we drew down $20.0 million under the revolving facility. As of December 31, 2016, we had $117.8 million of borrowings outstanding under the NR Satu facility. The facility requires certain cash balances to be held on deposit during the period of the loan. These balances are referred to in these consolidated financial statements as restricted cash. As of December 31, 2016, the value of the deposit secured against the loan was $10.4 million.

Eskimo SPV Debt

In November 2015, we entered into a sale and leaseback transaction pursuant to which we sold the Golar Eskimo to Eskimo SPV, a subsidiary of CMBL, and leased back the vessel under a bareboat charter for a monthly hire rate.

In November 2015, Eskimo SPV, which is the legal owner of the Golar Eskimo, entered into a long-term loan facility (the “Eskimo SPV Debt”). Eskimo SPV was determined to be a VIE of which we are deemed to be the primary beneficiary, and as a result, we are required to consolidate the results of Eskimo SPV. Although consolidated into our results, we have no control over the funding arrangements negotiated by Eskimo SPV, such as interest rates, maturity, and repayment profiles. In consolidating Eskimo SPV, we must make certain assumptions regarding the debt amortization profile and the interest rate to be applied against Eskimo SPV’s debt principal. The Eskimo SPV Debt is non-amortizing, with a final balloon payment of $232.9 million due in 2025. The facility bears interest at LIBOR plus a margin. See note 5.

The bareboat charter and the related agreements governing our sale and leaseback of the Golar Eskimo certain restrictive covenants and require us to maintain certain financial ratios.

In addition, from the third year anniversary of the commencement of the bareboat charter, we have an annual option to repurchase the vessel at fixed pre-determined amounts, with an obligation to repurchase the vessel at the end of the ten year lease period. See note 5.

Repayment of Certain Facilities

The following facilities were terminated in April 2016 when we entered into the $800 million credit facility described above:

Maria and Freeze Facility

The Maria and Freeze Facility consisted of a $150.0 million term loan that was repayable in quarterly installments over a period of three years, with a final balloon payment of $114.0 million due in June 2018, and a revolving credit facility of up to $30.0 million due to mature in June 2018. The Maria and Freeze Facility bore interest at a rate of LIBOR plus a margin of up to 1.95%.

Golar LNG Partners Credit Facility

The Golar LNG Partners Credit Facility was a $285 million revolving credit facility. The loan was secured against the Golar Spirit and the assignment to the lending banks of a mortgage given to us by the lessors of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrued floating interest at a rate per annum equal to LIBOR plus a margin of 1.15% until November 2014. The margin on LIBOR was changed to 1.34% in November 2014 due to a change in covenant requirements. The revolving credit facility was a reducing facility which decreased by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. The loan had a term of ten years and was repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Partners Operating Credit Facility

The Golar Partners Operating Credit Facility was split into two tranches, a $225 million term loan facility and a $50.0 million revolving credit facility which was due to mature in June 2018. The loan facility was secured against the Golar Winter and the Golar Grand and was repayable in quarterly installments of $5.0 million with a final balloon payment of $130.0 million payable in July 2018. The loan facility and the revolving credit facility bore interest at LIBOR plus a margin of 3% together with a commitment fee of 1.2% on any undrawn portion of the facility.

Golar Igloo Debt

The Golar Igloo debt originally formed part of Golar’s $1.125 billion facility to fund eight of its newbuildings. The portion of the debt secured against the Golar Igloo was assumed by us upon our acquisition of the vessel from Golar in March 2014. The amount drawn down under the original facility and the balance outstanding at the date of acquisition was $161.3 million. The Golar Igloo debt bore interest at LIBOR plus a margin. The debt was divided into three tranches, with the following general terms, in line with the original facility:

Tranche	Proportion of debt	Term of loan	Repayment terms	Margin on LIBOR
K-Sure	40%	12 years	Semi-annual installments	2.10%
KEXIM	40%	12 years	Semi-annual installments	2.75%
Commercial	20%	5 years	Semi-annual installments, unpaid balance to be refinanced after 5 years	2.75%

The K-Sure Tranche was funded by a consortium of lenders, of which 95% was guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy. The KEXIM tranche was funded by the Export Import Bank of Korea (or KEXIM). The commercial tranche was funded by a syndicate of banks and was for a term of five years from the date of drawdown with a final balloon payment of $20.2 million due in February 2019.

Debt and lease restrictions

As of December 31, 2016, we were in compliance with all covenants under our existing debt and lease agreements. The following summarizes the operating and financing restrictions and covenants contained in the agreements governing our debt arrangements.

$800 million credit facility

The $800.0 million senior secured credit facility requires us to maintain as of the end of each quarterly period during and as of the end of each fiscal year:

•free liquid assets of at least $30.0 million until the maturity date;
•a minimum EBITDA to debt service ratio of 1.15:1;
•a maximum net debt to EBITDA ratio of 6.5:1; and
•a consolidated net worth of $250.0 million.

In addition, the aggregate fair market value of the seven vessels must at all times be at least 110% of the outstanding facility amount.

NR Satu Facility

The NR Satu facility requires us to maintain, as of the end of each quarter, and as of the end of each fiscal year:

•	free liquid assets of at least $30 million;

•	a minimum EBITDA to debt service ratio of 1.10:1; and

•	a maximum net debt to EBITDA ratio of 6.5:1.

Eskimo SPV Debt

The bareboat charter and the related agreements governing our sale and leaseback of the Golar Eskimo require us to maintain:

•	free liquid assets of at least $30 million throughout the charter period;

•	a maximum net debt to EBITDA ratio of 6.5:1; and

•	a consolidated tangible net worth of $123.95 million.

In addition, from the third year anniversary of the commencement of the bareboat charter, we have an annual option to repurchase the vessel at fixed pre-determined amounts, with an obligation to repurchase the vessel at the end of the ten year lease period. In addition, the fair market of value the Golar Eskimo must at all times be at least 110% of the outstanding capital balance (as reduced from time to time).

High-Yield Bonds, 2015 Norwegian Bonds and 2017 Norwegian Bonds

The financial covenants under the bond agreements require us to maintain as of the end of each quarterly period during and as of the end of each fiscal year:

•	free liquid assets of at least $30 million;

•	a minimum EBITDA to debt service ratio of 1.15:1; and

•	a maximum net debt to EBITDA ratio of 6.5:1.

In addition, we are required to provide the documents and information necessary to maintain the listing and quotation of the bonds on the Oslo Bors.